Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (May 4, 2022).  Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Our Businesses Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses FOR EACH BUSINESS Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans Our Core Lift Truck Business Hyster-Yale Group Our Attachments Business Bolzoni Our Fuel Cell Business Nuvera

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance Lift Truck Bolzoni Nuvera Revenue $2,985.6 $363.4 $1.3 Operating Loss ($109.8) ($0.5) ($60.6) Net Income (Loss)(1) ($130.0) $0.5 ($63.7) Adjusted EBITDA(2) ($16.5) $12.5 ($49.6) Net Cash (Debt) at end of period ($364.3) ($49.6) N/A Approximate # of Employees (globally) 6,600 1,300 200 Key Metrics In millions (except employee data) LTM 3/31/2022 LTM 3/31/2022 Sales by Segment _____________________  For purposes of this presentation, Net Income (Loss) refers to Net Income (Loss) attributable to stockholders. Adjusted EBITDA is a non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 28. ~0.0%

Internal Combustion Engine Reach Trucks Counterbalance 4-wheel Diesel Forklift Port Machinery ICE Warehouse Equipment Electric Internal Combustion Engine Lithium-Ion Very Narrow Aisle Trucks Full Lift Truck Product Line - Over 570 Different Truck Models Available Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks ICE (cushion tire) Internal Combustion Engine (ICE) (pneumatic tire) 3-wheel Electric 4-wheel Electric Stackers Order Pickers CLASS 1 CLASS 2 CLASS 3 CLASS 4 CLASS 5 1.5T to 8.0T 1.5T to 6.0T 1.5T to 8.0T 1.5T to 7.0T 1.5T to 52.0T 1.5T to 5.0T 1.0T to 2.0T 1.0T to 2.0T 1.5T to 45.0T CLASS 1 CLASS 2 CLASS 3 CLASS 5 Empty Container Handler Reach Stacker Rough Terrain Forklift Very Narrow Aisle Truck 3-wheel Side Loader Reach Truck Hyster® & Yale® > 390 models HY Maximal > 180 models Stacker Pallet Truck Gas & LPG Forklift OTHER End Rider Reach Stackers Big Trucks Laden / Empty Container Handlers Electric CB Warehouse Equipment

…with a Broad Range of Power Options, Attachments and Solutions Push Pulls Lifting Tables Clamps Multipallets Rotators Sideshifters Fork Positioners Forks 63,000+ assets under management Attachments Solutions Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire) CLASS 1, 2 & 3 Fuel Cell Engine LPG, Bi-Fuel, CNG EPA LSI / Stage V Diesel GB III / Stage III Diesel Tier 4 / Stage V CLASS 4 & 5 Power Options Lithium-ion Battery Lead-Acid Battery

Long-term CAGR (2004 – 2021) = 7.3% _____________________ Source: ITA. Represents quarterly order intake through Q1 2022. (units in thousands) Global Lift Truck Industry Size _____________________ Trend line represents 7.3% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake through 12/31/21. _____________________ Source: WITS Orders Reports. Note: WITS data only available through 12/31/21. Lift Truck Industry Q4 2020 versus Q4, Q3, Q2 and Q1 2021 Global Lift Truck Market North America Retail Lift Truck at Trend Line Trend Upper Limit Lower Limit NA

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change through 12/31/21 _____________________ Source: WITS. Bookings Reports through 12/31/21. Moderating market levels over second half of 2021

Lift Truck Unit Class Shipments as of 12/31/21 _____________________ Source: Company: FY 12/31/21 Unit Revenues Industry Units by Geography _____________________ Source: Company: FY 12/31/21 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS. FY 12/31/21 Orders Reports. _____________________ Source: WITS. FY 12/31/21 Orders Reports. ICE = Internal Combustion Engine ____________________ Source: Company: FY 12/31/21 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class _____________________ Source: Internal Company estimates through 12/31/21 HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix

HY Continues to Face Significant Headwinds Component cost inflation due to commodity prices Timing of price increases to match cost increase timing Supplier component volume shortages …including benefit from granting of limited U.S. tariff exclusions Continuing headwinds expected to last into the third quarter of 2022, new headwinds/tailwinds emerging… Russia/Ukraine conflict China COVID lockdowns Container shortages and freight cost inflation Logistic delays and capacity constraints

($ in millions) Results for Q1 2022 Consolidated vs. Q1 2021 ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 28. Consolidated revenues increased 13.0% over Q1 2021 from a 7.2% increase in consolidated shipments, primarily driven by an 18.7% increase in Americas lift truck shipments Lift Truck market growth rates moderated compared to early 2021 levels yet remain strong Despite improved Lift Truck shipments and record backlog level of 114,100, Lift Truck production continues to be disrupted by component and logistics constraints Bolzoni’s revenues increased 19.6% over Q1 2021 due to higher sales volumes, price increases and sales mix Nuvera’s revenues increased to $0.6 million in Q1 2022 primarily as a result of sales of fuel cells Q1 2022 consolidated operating loss and consolidated net loss due to material and freight cost inflation, unfavorable manufacturing variances driven by component shortages, establishment of $3.2 million of reserves on Russian inventory and receivables, and increased operating expenses, as well as valuation allowances taken in 2021 that result in zero tax benefits on jurisdictions with losses but income tax expense in jurisdictions with income While still at unprofitable levels, Q1 2022 results were better than expected when the outlook was provided in the Q4 2021 earnings release HY HY HY LTM HY LTM Lift Truck(1) Bolzoni(1) Nuvera(1) Q1 2022 Q1 2021 Variance 3/31/22 3/31/21 Variance Revenues $779.1 $95.1 $0.6 $827.6 $732.2 $95.399999999999977 $3,171.1 $2,758.6 $412.5 Gross Profit (Loss) $85.9 $18.8 $-1.9 $101.2 $118.4 $-17.200000000000003 $346.2 $447.1 $-,100.90000000000003 Operating Expenses $-96.600000000000009 $-16.7 $-6.1999999999999993 $-,119.5 $-,115.30000000000001 $-4.1999999999999886 $-,519.9 $-,414.3 $-,105.59999999999997 Operating Profit (Loss) $-10.7 $2.1 $-8.1 $-18.3 $3.1 $-21.400000000000002 $-,173.7 $32.799999999999997 $-,206.5 Net Income (Loss) $-9.9 $1.3 $-8.1 $-25 $5.6 $-30.6 $-,203.6 $27.4 $-,231 Adjusted EBITDA(2) $-0.8 $5 $-7.9 $-5.3 $22.9 $-28.2 $-56.4 $86.4 $-,142.80000000000001

($ in millions) Business Prospects (Outlook) Lift Truck Market and Bookings Lift Truck market appears to have remained robust in Q1 2022 but expected to continue to decline from historical 2021 highs for the remainder of 2022, partly due to impact of Russia/Ukraine conflict, while continuing to remain above pre-pandemic levels Bookings – substantial decrease anticipated during remainder of 2022 vs. 2021, with rate of decrease expected to moderate in Q4 Lift Truck segment – expected to move from significant operating losses to substantial operating profit in Q4 2022 as margins increase in H2 2022; Q4 2022 improvements expected to more than offset losses in the first nine months of 2022 FY 2022 shipments still expected to increase significantly over FY 2021 Q2 2022 margins expected to be lower than Q1 2022 due to lag between when unit price increases go into effect and realization of revenue when units are shipped Component shortages expected to continue, and material and freight cost inflation expected to remain high in FY 2022 vs. 2021 Possible escalation of these challenges due to the Russia/Ukraine conflict and lockdowns in China Bolzoni Decrease in Q2 2022 operating profit and net income expected vs. Q1 2022 due to closing of small operation in Russia and additional material inflation caused by the conflict, but results expected to be significantly higher than Q2 2021 Component shortages in H2 2022 expected to moderate and pricing expected to permit improving operating profit in Q3 and Q4 2022 Nuvera Focused on ramping up demonstrations, quotes and bookings for the E45kw and E60kw engines Excluding 2021 inventory and fixed asset charges, moderately reduced losses expected in 2022 Consolidated - larger net loss expected in Q2 2022 than in Q1 2022, with an expected lower but still substantial net loss in Q3 2022 and substantial net income in Q4 2022. Q4 net income not expected to offset losses in first nine months. Expectations based on expected resolution of component shortages and stabilization of costs.

Liquidity: Hyster-Yale Priorities for Use of Cash Return Cash to Stockholders Annual Dividends(1) 2019 2020 2021 YTD 2022 $21.0m $1.27/ share $21.3m $1.27/ share $21.6m $1.29/ share $5.4m $1.29/ share (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2018, 2019 and 2021. Unused Borrowing Capacity of ~$218m and ~$65m in Cash @ 3/31/22 HY managing capital expenditures, operating expenses and production plan in a manner to protect liquidity Program of strict controls over operating expenses implemented, including delays in timing of strategic program investments Key focus is on substantially reducing inventory by using current inventory to build trucks for which production was significantly delayed due to parts shortages Fuel Cell Business Investments to commercialize Nuvera fuel cell technology Attachments Business Expense and capital investments in strategic programs to accelerate growth and enhance margins INVESTMENTS Lift Truck Business Expense and capital investments in strategic programs to accelerate growth and enhance margins Focus on Maintaining Liquidity

Capital and R&D Expenditures Cap Ex spend in 2022 estimated to be lower than reduced 2021 spend (total $ in millions) CAPITAL EXPENDITURES R&D EXPENDITURES Estimated R&D in 2022 comparable to 2021. (total $ in millions)

Target Economics Goal and Gap to Target Lift Truck Business Q1 2022 Gap to Target Economics Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% Expect to exceed 7% operating profit target as programs mature Target is to increase revenue and subsequently move to break even then on towards significant profitability in the long term *Expected to achieve with annual sales of 140,000 HY-produced lift truck units (mix dependent). Actual Lift Truck Operating Profit Margin % -1.4% Margin % Variances – including impact of Tariffs 7.4% Volume % Variances* Manufacturing variances/other 0.4% Operating Expenses 0.6% Total Volume Variances* 1.0% Lift Truck Operating Profit Margin % Gap 8.4% Lift Truck Operating Profit Margin % Target 7.0%

Hyster-Yale Strategic Projects Expected To Be Transformative… Sales of Certified E45kW and E60kW Engines Fuel Cell Range Extenders for Heavy-Duty Applications Expansion of Fuel Cell Engine Range - Initiated development of E125kW Battery Box Replacement (BBR) Sales through Lift Truck Business Our Attachments Business Our Fuel Cell Business Priority Projects Each project has specific focus, actions, timing and expected results Timing of completion is expected over the next 2-5 years, with impact of results increasing beyond this time horizon Product Operations Modular Products Plant Footprint Optimization New Low-Intensity Products Warehouse Range Expansion Electrification of ICE Products Integrated Fuel Cell Solutions Sales of Certified E45kW and E60kW Engines Fuel Cell Range Extenders for Heavy-Duty Applications Expansion of Fuel Cell Engine Range Battery Box Replacement (BBR) Sales through Lift Truck Business Our Core Lift Truck Business One Company, 3 Brands North America Expansion Silver-Line Products Industry Focus JAPIC Expansion Our Attachments Business Our Fuel Cell Business PRIORITY PROJECTS Each project has specific focus, actions, timing and expected results Timing of completion is expected over the next 2-5 years, with impact of results increasing beyond this time horizon Commercial Operations Industry Strategy Focus Increased Direct Selling Digital Initiatives - Sales & Service HY Impact Pipeline Management One Company, 3 Brands North America Expansion Silver Line Products Industry Focus JAPIC Expansion Product Operations Modular Products Plant Footprint Optimization New Low-Intensity Products Warehouse Range Expansion Electrification of ICE Products Integrated Fuel Cell Solutions Automation Solutions Our Core Lift Truck Business Commercial Operations Industry Strategy Focus Increased Direct Selling Digital Initiatives - Sales & Service HY Impact Pipeline Management

Lift Truck Modular and Scalable Platforms Customers seek efficiency in their operations. Scalable configurations provide optimal solutions. Launching as the Hyster® A Series and the Yale® Series N

Lift Truck Telemetry and Operator Assist System Solutions Telemetry: Data and analysis is becoming increasingly important to operations Telemetry can provide a complete wireless asset management solution Total cost of operation visibility Productivity and utilization Operator performance Operator Assist Systems: Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges

TT Lift Truck Automation Products Horizontal (Balyo) Vertical (JBT) Partner Solutions Customers are seeing great value in operator free, continuous operations HY-automated lift trucks provide an infrastructure independent and flexible solution Modular, Scalable Internally Developed Automation TARGETED INTRODUCTIONS OF INITIAL APPLICATIONS EXPECTED IN 2022

Objective is to Transform Commercial Competitiveness in an Evolving Market Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions Hyster-Yale Evolving Sales Transformation Participation-Focused Sales Management Advanced Selling Systems Industry-Focused Approach Highly Connected Customer Experience 360 Degree Aftersales Solutions

Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities BOLZONI Transformation BOLZONI TRANSFORMATION BOLZONI GROWTH AMERICAS & CHINA HY – BOLZONI SYNERGIES TARGET NEW CUSTOMER BOLZONI TECHNOLOGY DRIVEN SOLUTION OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI FINANCIALS RENTAL & SECOND HAND ATTACHMENTS

Nuvera Product Platforms: Integrated service / support to customers Nuvera supports customers along their lengthy hydrogen implementation journey Decision GO ELECTRIC Decision USE FUEL CELLS Decision CHOOSE NUVERA Vehicle Test Electrification Integration Design Demo Vehicle Decision GO TO SERIES VOLUME A minimum of an 18-month process

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market E-Series Fuel Cell Engines: E-45 and E-60 Easily integrated fuel cell module For medium- and heavy- duty equipment and vehicles EN-125 In development Stacks / Subsystems For OEMs that understand stack deployment Broadly applicable: scalable and modular Nuvera makes FC technology WORK for customers

Valuation Approach Should Vary by Business Lift Truck & Attachments Businesses Fuel Cell Business Mature Cyclical Industry Market Leading Products and Position Operating Cash Generation Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels due to Hyster-Yale’s distribution strategy Venture / Technology Industry Distinct Technology / Patents in Fuel Cell Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Fuel Cell Business

Expect moderately reduced losses in 2022, excluding impact of valuation and impairment charges taken in 2021 Bolzoni Nuvera Expect movement from significant operating losses to substantial operating profit in Q4 2022 and in 2023 Lift Truck HY – A Solid Investment Option Expect sizeable operating profit and net income in 2022 vs. 2021 operating and net losses Consolidated HY expected to move from large loss in Q1 2022 to significant profit in Q4 2022 and in 2023

HY Transformational Projects Lead to a Strong Long-Term Investment Option Commercialization of E-45 / E-60 engines globally Commercial Partnerships Bolzoni Transformation Nuvera Transformation Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets Transformation of Global Business Structure One Company / 3 Brands Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line) Industry approach Long-term Focused, Not Short-term Oriented Transformative Products Modular & Scalable Low Intensity Technological Accelerators Electrification, Fuel Cell, Telemetry, Automation & Web Presence Transformation of Sales Approach AsOne, HY Impact & HY Flow programs Industry approach Lift Truck Transformation

Appendix

Non-GAAP Disclosure Adjusted EBITDA and Adjusted Cash Flow before Financing are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: Adjusted EBITDA is defined as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

($ in millions) Year Ended December 31    Year Ended December 31     Qtr. Qtr. Qtr. LTM LTM Consolidated 2017 2018 2019 2020 2021 3/31/21 3/31/22 12/31/21 3/31/21 3/31/22 Reconciliation of EBITDA         Net income (loss) attributable to stockholders $48.6 $34.7 $35.8 $37.1 $(173.0) $5.6 $(25.0) $(103.3) $27.4 $(203.6) Goodwill and other intangible assets impairment charges 4.9 - - - 55.6 - - 55.6 - 55.6 Fixed Asset impairment charges - - - - 10.0 - - - - 10.0 Noncontrolling interest income (loss) 0.3 (0.4) 0.8 1.4 (10.2) 0.5 0.8 (11.5) 1.6 (9.9) Income tax provision (benefit) 44.9 2.3 11.3 3.7 28.3 2.4 2.9 7.8 2.0 28.8 Interest expense 14.6 16.0 19.8 13.7 15.5 2.8 5.1 4.8 12.2 17.8 Interest income (3.6) (2.4) (1.8) (1.4) (0.6) (0.1) (0.2) (0.3) (1.0) (0.7) Depreciation and amortization expense 42.8 44.0 43.3 42.9 46.2 11.7 11.1 11.5 44.2 45.6 Adjusted EBITDA $152.5 $94.2 $109.2 $97.4 $(28.2) $22.9 $(5.3) $(35.4) $86.4 $(56.4) ($ in millions)  Year Ended December 31   Year Ended December 31     Qtr. Qtr. Qtr. LTM LTM Lift Truck 2017 2018 2019 2020 2021 3/31/21 3/31/22 12/31/21 3/31/21 3/31/22 Reconciliation of EBITDA         Net income (loss) attributable to stockholders $71.8 $56.7 $58.3 $62.9 $(111.9) $8.2 $(9.9) $(94.6) $51.0 $(130.0) Goodwill and other intangible assets impairment charges - - - - 55.6 - - 55.6 - 55.6 Noncontrolling interest income (loss) (0.4) (0.9) - 1.1 (10.9) 0.4 0.6 (11.7) 1.3 (10.7) Income tax provision 59.4 10.6 20.8 13.1 28.8 4.6 (4.1) 12.7 10.7 20.1 Interest expense 13.9 15.4 19.2 13.1 15.0 2.7 5.0 4.7 11.6 17.3 Interest income (3.7) (2.6) (1.8) (1.3) (0.6) (0.1) (0.2) (0.3) (0.9) (0.7) Depreciation and amortization expense 29.6 33.5 30.6 30.1 32.3 8.2 7.8 7.9 31.1 31.9 Adjusted EBITDA $170.6 $112.7 $127.1 $119.0 $8.3 $24.0 $(0.8) $(25.7) $104.8 $(16.5) Non-GAAP Reconciliation Adjusted EBITDA _____________________ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Non-GAAP Reconciliation Adjusted EBITDA continued ($ in millions) Year Ended December 31   Qtr. Qtr. Qtr. LTM LTM Bolzoni 2017 2018 2019 2020 2021 3/31/21 3/31/22 12/31/21 3/31/21 3/31/22 Reconciliation of EBITDA       Net income (loss) attributable to stockholders $3.9 $5.8 $2.8 $0.2 $(0.2) $(0.6) $1.3 $(2.4) $(1.9) $0.5 Noncontrolling interest income 0.7 0.5 0.8 0.3 0.7 0.1 0.2 0.2 0.3 0.8 Income tax provision (benefit) 1.0 2.1 0.2 - (2.3) (0.1) 0.3 0.4 0.1 (1.9) Interest expense 0.8 0.8 0.7 0.8 0.8 0.2 0.2 0.2 0.9 0.8 Interest income - - - (0.3) (0.3) (0.1) (0.1) (0.1) (0.4) (0.3) Depreciation and amortization expense 11.2 9.7 11.7 11.7 12.7 3.2 3.1 3.2 11.9 12.6 Adjusted EBITDA $17.6 $18.9 $16.2 $12.7 $11.4 $3.9 $5.0 $1.5 $10.9 $12.5 ($ in millions) Year Ended December 31    Year Ended December 31     Qtr. Qtr. Qtr. LTM LTM Nuvera 2017 2018 2019 2020 2021 3/31/21 3/31/22 12/31/21 3/31/21 3/31/22 Reconciliation of EBITDA       Net loss attributable to stockholders $(26.7) $(27.9) $(25.2) $(25.6) $(59.4) $(3.8) $(8.1) $(10.9) $(22.7) $(63.7) Goodwill and other intangible assets impairment charges 4.9 - - - - - - - Fixed asset impairment charges - - - - 10.0 - - - - 10.0 Income tax provision (benefit) (15.3) (10.5) (9.7) (9.2) 1.6 (1.4) - (0.1) (8.2) 3.0 Interest expense - 0.1 - - - - - - - - Interest income - - (0.1) - - - - - - - Depreciation and amortization expense 2.0 0.8 1.0 1.1 1.2 0.3 0.2 0.4 1.2 1.1 Adjusted EBITDA $(35.1) $(37.5) $(34.0) $(33.7) $(46.6) $(4.9) $(7.9) $(10.6) $(29.7) $(49.6) _____________________ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. - -

Cash Flow before Financing Calculation CONSOLIDATED ($ in millions) Year Ended December 31 Qtr. LTM 2017 2018 2019 2020 2021 3/31/22 3/31/22 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $164.7 $67.6 $76.7 $166.9 $(253.5) $59.1 $(147.3) Net cash used for investing activities (47.3) (110.9) (42.0) (43.7) (24.5) (9.3) (43.3) Cash Flow before Financing $117.4 $(43.3) $34.7 $123.2 $(278.0) $49.8 $(190.6) Impact of accelerated supplier payments (80.0) - - - - - - Adjusted Cash Flow before Financing $37.4 $(43.3) $34.7 $123.2 $(278.0) $49.8 $(190.6)

Supplemental Information

Hyster-Yale’s Global Footprint Ramos Arizpé, Mexico Fabrication Manufacture Sulligent, Alabama Attachment and Component Manufacture Berea, Kentucky Lift Truck Manufacture Greenville, North Carolina Division Headquarters; Lift Truck Manufacture; Warehouse Development Center Cleveland, Ohio Corporate Headquarters Danville, Illinois Parts Distribution Center Charlotte, North Carolina Experience Center Itu, Brazil Lift Truck Manufacture; Parts Distribution Center Craigavon, N. Ireland Lift Truck Manufacture Nijmegen, Netherlands Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center Masate, Italy Lift Truck Manufacture; European Warehouse Development Center Shanghai, China Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center Obu, Japan (JV) Lift Truck Manufacture; Parts Distribution Cavite, Philippines (JV) Fabrication Manufacture Irvine, Scotland European Administration Center Hanoi, Vietnam (JV) Component Manufacture Prospect, Australia Pacific Divisional Headquarters and Sales Office Pune, India Engineering, Supply Chain and Marketing Center Frimley, UK Division Headquarters; Engineering Concept Centre Hefei, China Supply Chain Center Fairview, Oregon Counterbalanced Development Center; Administration Center San Donato, Italy European Offices; Research & Development; Testing Facilities Billerica, Massachusetts Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales Homewood, Illinois Inventory and Parts; Customer Service and Support Piacenza, Italy Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture Järvenpää, Finland Attachment Manufacture Salzgitter, Germany Attachment Manufacture Wuxi, China Attachment Manufacture Hebei, China Fork Manufacture Pointe-Claire, Canada Commercial Subsidiary Prestons/Sydney, Australia Commercial Subsidiary Warrington, UK Commercial Subsidiary Montcada/Reixac, Spain Commercial Subsidiary Nozay, France Commercial Subsidiary Prato, Italy Attachment Manufacture Lublin, Poland Commercial Subsidiary Moscow, Russia Commercial Subsidiary Gävle, Sweden Commercial Subsidiary Helmond, Netherlands Commercial Subsidiary Lift Truck Business locations Fuel Cell Business (Nuvera) locations Attachment Business (Bolzoni) locations Global Headquarters LEGEND: Tyler, Texas HY Telematics Montevrain, France Commercial Offices Frankfurt/Main, Germany Commercial Offices Weeze, Germany Experience & Test Center Hangzhou, China (JV) Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal) Singapore Division Headquarters and Retail Dealership Serra, Brazil Future Attachments Manufacture; Sales and Service Tokyo, Japan (JV) Sales Headquarters Clackamas, Oregon Clackamas Test Center

Overview and Sources of Revenue 2021 Worldwide Sales by Product _____________________ Includes Big Truck sales that represent 10% of total sales. Represents Hyster-Yale North American Lift Truck unit shipments by industry. A leading global lift truck manufacturer 2021 Retail Lift Truck Shipments by End Market (2) Large installed population that drives parts sales Over 960,000 lift truck units worldwide at 12/31/21 HY sales of ~ 96,900 lift truck units in LTM 3/31/22 ~78,200 units sold – produced in HY plants ~11,100 units sold – produced by HY Maximal ~7,600 units sold – produced by JV or other third parties Additional ~ 7,300 lift truck units sold in 2021 by Sumitomo NACCO (JV partner) (1) 2021 Lift Truck Distribution Channel Mix

Lift Truck Market Size Data *Note: 2022E based on WITS information through 12/31/21.

HY Product Launches Above list is based on current information and launches could be adjusted based on market conditions Launched in Q1 2022: Production launch of Stage V engine option on 8-18 ton for EU market. Production launch of Stage V 35-52 ton forklift trucks for EU market. Production launch of 35-52 ton Container Handler with new operator compartment and Cummins 12L engine Additional Li-Ion options across all Warehouse products for EMEA market. Expected to Launch in 2022: HY expects to launch the 2-3.5 modular products in the Americas and JAPIC markets during 2022, as well as new upgrades to warehouse products for EMEA and Americas markets, and expanded options of low-intensity Hyster® UT and Yale® UX lift trucks for all regions.

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions Products and Technology Right truck at the right price Right products for low-Intensity use Cost of ownership and environment Integrated with focus on productivity Connected with data analytics Operator productivity and safety Operating cost and continuous operations Modular, scalable platforms Low-intensity products Electrification Fuel cells Telemetry Operator assist system (OAS) Automation STRATEGIC PROJECTS OBJECTIVES/ BENEFITS

Increasing HY engagement in the distribution process to deliver an “As One” customer experience with our dealer partners Independent Dealer Network Drives Competitive Value HY Augmented Sales Efforts Expands Market Participation Scaling Global Distribution to Achieve HY Strategies Enhanced Distribution Capabilities Intended to Increase Competitive Advantage

Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals

Distribution Engagement Enhancing performance Dealer Excellence programs Dealer alignment Term-based contracts Hyster-Yale providing additional support ~900 global dealer locations ~2,600 application consultants 10,800 service technicians Independent n Exclusive n Entrepreneurial n Profitable n Committed partner n Dual-line or single Strengthening the distribution footprint Industry-focused sales support Competitor acquisitions In-territory acquisitions Enhanced digital customer experience systems Dealership succession planning

Strong Base and Opportunities to Leverage Materials Handling Solutions One of the world’s leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range PORTFOLIO PRODUCTS of the Bolzoni Group(1) (1) Percentages based on first three months of 2022 results.

Bolzoni Has a Strong OEM Foundation OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS For the 12 months ended 12/31/21 Excludes cylinder sales to HY HOOK-ON SIDE SHIFTERS ATTACHMENTS

Nuvera Is a Transformational Opportunity Leading, Patented Technology Demand Tapered in Short-term Successful Early-Stage Adoption Automated Fuel Cell Stack Assembly Lines for Series Production Expected Transformational Impact on Hyster-Yale Future Profitability Technology Experience 75+ engineers 8th generation of Fuel Cell technology 20+ years of Fuel Cell vehicle integration Application Portfolio E-45 (45kW) as well as E-60 (59kW) Fuel Cell engines SMVIC-certified First bus with E-series engine MIIT certified High-efficiency Fuel Cell stacks Intellectual Property 425+ active patents Fuel Cell core technology Separate Business Unit Focus on core product (Fuel Cell Stacks and Enginges) Leveraging Hyster-Yale strengths Ramping up for growth At a Glance:

Nuvera Has a Distinctive Place Within Hyster-Yale Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY Venture business, with strong commercialized products, focusing on gaining sales Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, with a significant market opportunity outside the lift truck market Key sales and profitability milestones established but timing cannot be predicted with precision Despite losses, HY believes Nuvera is creating significant value for HY shareholders

Technology: Optimized Fuel Cell Engine Design Embedded controls For ease of integration, reliability, and durability Unique Stack architecture High efficiency and power density Telemetry Effective remote monitoring of FC engine The Port of Valencia is expected to be the first in Europe to incorporate hydrogen reach stackers into operation Nuvera FC Engines enable commercial and industrial vehicle electrification

Product Platforms: examples Capacity Terminal Tractors: Fuel Cell integration (in development) Dannar® Mobile Power Station: FC concept development Hyster Toploader: Demo unit KingLong bus: Certification Different phases of the customer journey Off-road equipment n Trucks n Buses n Delivery Vans & Commercial Vehicles n Specialty/Utility Vehicles Application Focus Markets